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10 branches (6 in Greenville, 4 in Spartanburg) in next 30 months King Street Branch Opening in December 2025

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Huntington

2025 Barclays Global Financial Services Conference

Welcome.

September 8, 2025

Disclaimer

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington Bancshares Incorporated ("Huntington") and Veritex Holdings, Inc. ("Veritex"), the expected timing of completion of the transaction, and other statements that are not historical facts and are subject to numerous assumptions, risks, and uncertainties that are beyond the control of Huntington and Veritex. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Huntington and Veritex caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Huntington's and Veritex's control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our "Fair Play" banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, OCC, Federal Reserve, FDIC, CFPB and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and Veritex; the outcome of any legal proceedings that may be instituted against Huntington or Veritex; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Veritex shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and Veritex do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and Veritex successfully; the dilution caused by Huntington's issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and Veritex. Additional factors that could cause results to differ materially from those described above can be found in Huntington's Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2025 and June 30, 2025, each of which is on file with the Securities and Exchange Commission (the "SEC") and available in the "Investor Relations" section of Huntington's website, http://www.huntington.com, under the heading "Investor Relations" and in other documents Huntington files with the SEC, and in Veritex's Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2025 and June 30, 2025, each of which is on file with the SEC and available on Veritex's investor relations website, ir.veritexbank.com, under the heading "Financials" and in other documents Veritex files with the SEC.

Disclaimer

CAUTION REGARDING FORWARD-LOOKING STATEMENTS, Cont'd

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Huntington nor Veritex assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington or Veritex update one or more forward-looking statements, no inference should be drawn that Huntington or Veritex will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington has filed with the SEC a Registration Statement on Form S-4 on July 21, 2025, as amended on August 8, 2025 (the "Amended Registration Statement") (which Amended Registration Statement was declared effective on August 12, 2025), that includes a Proxy Statement of Veritex and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The Amended Registration Statement is available at https://www.sec.gov/Archives/edgar/data/49196/000114036125029894/ny20052025x6_s4a.htm. The proposed transaction involving Huntington and Veritex will be submitted to Veritex's shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF VERITEX ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about Huntington and Veritex, without charge, at the SEC's website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to Veritex Investor Relations, Veritex Holdings, Inc., 8214 Westchester Drive, Suite 800, Dallas, Texas 75225, (972) 349-6200.

PARTICIPANTS IN THE SOLICITATION

Huntington, Veritex, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Veritex in connection with the proposed transaction under the rules of the SEC. Information regarding the interests of the directors and executive officers of Huntington and Veritex and other persons who may be deemed to be participants in the solicitation of shareholders of Veritex in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement/prospectus related to the transaction, which was filed by Huntington with the SEC. Information regarding Huntington's directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 6, 2025, and other documents filed by Huntington with the SEC. Information regarding Veritex's directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025, and other documents filed by Veritex with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under "Important Additional Information."

Key Messages

1. **Delivering on organic growth strategies** with sustained momentum supported by purposefully diversified customer base

2. **Driving robust profit growth** reflective of expanded net interest margin, higher fee revenues, and positive operating leverage

3. **Achieving strong credit performance** through disciplined client selection and rigorous portfolio management, aligned with our aggregate moderate-to-low risk appetite

4. **Positioned to outperform through a range of potential economic and interest rate scenarios** with leading liquidity coverage, solid capital, and reserves

Driving value through accelerated TBV accretion and increasing long-term returns

Peer Leading Organic Growth While Driving Positive Operating Leverage

Cumulative Growth Rate of Loans (ADB)


+7.9%
+9.8%
Huntington
+$2.3B
3Q QTD[1]
Peer Median[2]
0.8%
2Q24
3Q24
4Q24
1Q25
2Q25
3Q QTD

Robust 2025 Net Interest Income


$1,325
$1,364
$1,409
$1,441
$1,483
2.99%
2.98%
3.03%
3.10%
3.11%
Net Interest Income (FTE)
Net Interest Margin (NIM)
2Q24
3Q24
4Q24
1Q25
2Q25

Adjusted Noninterest Income By Category


$491
$471
Total Noninterest Income (GAAP)
(9)
(63)
Adjustments
$500
+7%
$534
Adj. Fees[3] (Non-GAAP)
$183
$183
All Other[4]
$73
+15%
$84
Capital Markets & Advisory
$90
+13%
$102
Wealth & Asset Management
$154
+7%
$165
Payments & Cash Management
2Q24
2Q25

Adjusted Operating Leverage


-370
10
310
Adj. Operating Leverage (bps)
+1.5%
+5.2%
+8.6%
+5.2%
+5.1%
+5.5%
YoY Growth Rate
LTM Revenue[5]
LTM Expense[6]
4Q24
1Q25
2Q25

Our Core Generates the Majority of Our Growth

Commercial Banking

- **19%** Capital Markets Revenue Growth[1]
- **28%** Commercial Payment Revenues Growth[1]
- **23%** Commercial Deposit Growth[2]
- **11%** Commercial Loan Growth[2]

Consumer & Regional Banking[2]

- **5%** Consumer PBR[3] Growth
- **9%** Business PBR[3] Growth
- **17%** Wealth Household Growth
- **22%** Wealth AUM Growth

Total Loan Growth Since 2023[(2)]



$13B
60%
40%
Core Markets
New Initiatives

New Commercial Verticals

- Fund Finance
- National Deposits
- Mortgage Servicing
  - Deposits
  - Lending
- Aerospace & Defense
- FIG
- Native American Financial Services

New Geographies

Texas
NC
SC

Full Franchise Expansion

- Accelerating NC and SC retail strategy
- Expanding value-added fee services in new geographies and verticals
- Expanding franchise capabilities
  - Financial Sponsors Ecosystem
  - Wealth Management Offerings
  - New Payment Products

Core growth is powered by acquisition and deepening of customer relationships

New Initiatives Have Become a Powerful Contributor

Commercial Banking

19% Capital Markets Revenue Growth[1]

28% Commercial Payment Revenues Growth[1]

23% Commercial Deposit Growth[2]

11% Commercial Loan Growth[2]

Consumer & Regional Banking[2]

5% Consumer PBR[3] Growth

9% Business PBR[3] Growth

17% Wealth Household Growth

22% Wealth AUM Growth

Total Loan Growth Since 2023[(2)]


$13B
60%
40%
Core Markets
New Initiatives

New Commercial Verticals

- Fund Finance
- National Deposits
- Mortgage Servicing
  - Deposits
  - Lending
- Aerospace & Defense
- FIG
- Native American Financial Services

New Geographies


Texas
NC
SC

Full Franchise Expansion

- Accelerating NC and SC retail strategy
- Expanding value-added fee services in new geographies and verticals
- Expanding franchise capabilities
  - Financial Sponsors Ecosystem
  - Wealth Management Offerings
  - New Payment Products

Capturing strategic opportunities from a position of strength

Enhanced Regional Banking | Going to Market as One Huntington

Regional Bank Model

- ☑ Strategically aligned across organization
- ☑ Empowered through local decision-making
- ☑ Oriented to holistically support customer goals
- ☑ Enables acquisition and deepening of primary bank relationships

Aligning the Whole Bank



Regional President
Branch
Wealth
Regional Banking
Capital Markets
HUNTINGTON CUSTOMER
Corporate, Specialty & Government
Payments
Mortgage
Insurance
Middle Market

Regional banking model drives our competitive advantage

Delivering National Expertise Locally to Drive Differentiation and Results

National Commercial Specialty Verticals, Expertise, and Capabilities

15 Specialty Verticals

Including:
- Healthcare
- Franchise
- Tech & Telecom
- Mortgage Servicing
- Aerospace & Defense

Specialty Banking
- **Top 6** Franchise Lender[1]
- **Top 10** Healthcare[1]

Asset Finance
- **#6** Equipment Finance[2]
- **Top Tier** Distribution Finance[1]
- **#1** Technology Finance[1]
- **Top 10** Asset Based Lending[1]

Capital Markets
- **#12** Non-Sponsored Middle Market Loan Syndicator[3]
- **Top 15** Middle Market M&A Advisor[3]

Treasury Management
- **#11** Real Time Payments[4]
- **#11** ACH Receiver[5]

Delivered Locally

12 Regions **led locally** by Regional President

Regional Leadership Team with representation from all lines of business and shared responsibility for performance

Differentiated local delivery model that is **repeatable and scalable** to growth markets



Regional Banking
Regional Banking Expansion Markets
Production Offices Outside Footprint
Client Relationships Served Nationally

Unique approach delivers the full Huntington franchise to customers through local banker relationships

Expansion Playbook Reduces Execution Risks While Accelerating Scale

Commercial Focused Launch

Build Middle Market and SBA franchise with deep local expertise

- Regional Bankers, SBA, & Practice Finance
- Middle Market
- Commercial and Specialty
- Treasury Management
- Capital Markets

Full Franchise Expansion

Deploy proven de novo playbook and full Huntington franchise to expansion regions

Execute localized approach…

- Align culture with regional leadership and shared accountability
- Tailored marketing strategy targets customers with regionally-specific content
- Significant investment in community development

…supported by additional capabilities and products

- Full Regional Banking Model
- Local Branch Expansion
- Wealth Management
- Consumer Finance & Payments
- Incremental Middle Market

Replicable expansion model drives superior growth and profitability

The Result | Sustained Core Growth, New Market Acceleration

Core Markets Loan Growth

Established Markets

Ohio


+4% YoY
2Q24
2Q25

Pennsylvania


+3% YoY
2Q24
2Q25

TCF-Augmented Markets

Minnesota


+17% YoY
2Q24
2Q25

Illinois


9% YoY
2Q24
2Q25

Colorado


+21% YoY
2Q24
2Q25

Expansion Markets Loan Growth

North Carolina & South Carolina


+19% YoY
2Q24
2Q25
New Initiatives
+150% YoY

Texas

Veritex acquisition is a springboard to accelerate organic expansion[1]


+22% YoY
2Q24
2Q25
New Initiatives
+400% YoY

Strong core profitability supports investment in expansionary initiatives

2025 Management Focus

Execute Growth Initiatives

Drive Revenue

Rigorous Risk Management

Driving value through accelerated TBV accretion and increasing long-term returns

Appendix

Seizing Opportunity | Full Franchise Expansion into High Growth Regions

Growth is Accelerating in the Carolinas[1]

Region	National	Charleston	Charlotte	TRIAD	Triangle	Upstate
Population Growth *2020 to 2024*	**+2.6%**	+8.3%	+8.1%	+3.8%	+9.2%	+8.2%
Job Growth *6/2015 to 6/2025*	**+12.7%**	+31.9%	+25.5%	+6.6%	+28.3%	+20.6%



TRIAD
Triangle
Upstate
Charlotte
Charleston
THE BANK FOCUSED ON PEOPLE, NOT JUST PROJECTIONS.

10 branches (6 in Greenville, 4 in Spartanburg) in next 30 months

King Street Branch Opening in December 2025

Business & Talent Rich Environment

- ☑ North Carolina was ranked #1 state for business in 2025[2], #2 in 2024, and #1 in 2023 and 2022
- ☑ Low corporate tax rates[3]: NC is lowest in country at 2.25%; SC is 10th at 5%
- ☑ Compelling workforce with 5 universities in the top 100 according to US News[4]

Leading With People

Supported by Infrastructure

Localized Marketing

Community Development

Optimizing Performance

Driving Capital and Tangible Book Value Higher

CET1 Ratio



10.4% 10.4% 10.5% 10.6% 10.5%
1.8% 1.5% 1.8% 1.7% 1.5%
8.6% 8.9% 8.7% 8.9% 9.0%
2Q24 3Q24 4Q24 1Q25 2Q25
Targeting 9-10% Adj. CET1
Target Operating Range 9-10%
AOCI Adj. for Cash Flow Hedges
CET1 Adj.[1]

Highlights

- **Achieved lower bound of target operating range of 9-10%**
  - CET1 accretion from retained earnings and securities repositioning in the quarter
- **Capital priorities unchanged:**
  - Fund organic growth
  - Support the dividend
  - Share repurchases/other

Adjusted CET1 Ratio Drivers



8.9%
0.4%
(0.2%)
(0.1%)
9.0%
1Q25
Earnings
Dividend
BS Growth / Other, net
2Q25

Tangible Book Value per Share



+16% YoY
$7.89
$8.65
$8.33
$8.80
$9.13
2Q24
3Q24
4Q24
1Q25
2Q25

Huntington See notes on slide 21; see reconciliations on slide 17 (CET1) and 18 (TBV per Share)

Well-Positioned to Achieve Medium-Term Targets

6 - 9%
PPNR
CAGR

16-17%+
ROTCE
2027 Goal

Positive
Operating
Leverage

Non-GAAP Reconciliation
Common Equity Tier 1 (CET1)

CET1 – AOCI Impact *($ in millions)*		2Q24	3Q24	4Q24	1Q25	2Q25
Common Equity Tier 1	A	$14,521	$14,803	$15,127	$15,269	$15,539
Add: accumulated other Comprehensive income (loss) (AOCI)		(2,911)	(2,104)	(2,866)	(2,422)	(2,241)
Less: cash flow hedge		(399)	(39)	(267)	(90)	(7)
Adjusted Common Equity Tier 1	B	$12,009	$12,738	$12,528	$12,937	$13,305
Risk Weighted Assets	C	$139,374	$142,543	$143,650	$144,632	$148,602
Common Equity Tier 1 Ratio	A/C	10.4%	10.4%	10.5%	10.6%	10.5%
Adjusted CET1 Ratio	B/C	8.6%	8.9%	8.7%	8.9%	9.0%
AOCI impact adjusted for cash flow hedges on loan portfolio		1.8%	1.5%	1.8%	1.7%	1.5%

CET1 – ACL Impact *($ in millions)*		1Q25	2Q25
Common Equity Tier 1	A	$15,269	$15,539
Add: allowance for credit losses (ACL)		2,478	2,515
Common Equity Tier 1 Adjusted for ACL	B	$17,747	$18,054
Risk Weighted Assets	C	$144,632	$148,602
Common Equity Tier 1 Ratio	A/C	10.6%	10.5%
CET1 Adjusted for ACL Ratio	B/C	12.3%	12.1%
ACL Impact		1.7%	1.6%

Non-GAAP Reconciliation

Tangible common equity ratio, Tangible book value per share

Tangible Common Equity Ratio *($ in millions)*		2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Huntington shareholders' equity		$18,788	$18,483	$19,353	$19,322	$19,515	$20,606	$19,740	$20,434	$20,928
Less: preferred stock		2,484	2,484	2,394	2,394	2,394	2,394	1,989	1,989	1,989
Common shareholders' equity		$16,304	$15,999	$16,959	$16,928	$17,121	$18,212	$17,751	$18,445	$18,939
Less: goodwill		5,561	5,561	5,561	5,561	5,561	5,561	5,561	5,561	5,561
Less: other intangible assets, net of tax		132	122	113	103	94	85	76	67	58
Tangible common equity	A	$10,611	$10,316	$11,285	$11,264	$11,466	$12,566	$12,114	$12,817	$13,320
Less: accumulated other comprehensive income (loss)		(3,006)	(3,622)	(2,676)	(2,879)	(2,911)	(2,104)	(2,866)	(2,433)	(2,246)
Adjusted tangible common equity	B	$13,617	$13,938	$13,961	$14,143	$14,377	$14,670	$14,980	$15,250	$15,566
Total assets		$188,505	$186,650	$189,368	$193,519	$196,310	$200,535	$204,230	$209,596	$207,742
Less: goodwill		5,561	5,561	5,561	5,561	5,561	5,561	5,561	5,561	5,561
Less: other intangible assets, net of tax		132	122	113	103	94	85	76	67	58
Tangible assets	C	$182,812	$180,967	$183,694	$187,855	$190,655	$194,889	$198,593	$203,968	$202,123
Tangible common equity / tangible asset ratio	A/C	5.8%	5.7%	6.1%	6.0%	6.0%	6.4%	6.1%	6.3%	6.6%
Adjusted tangible common equity / tangible asset ratio	B/C	7.4%	7.7%	7.6%	7.5%	7.5%	7.5%	7.5%	7.5%	7.7%

TBV per Share *(in millions, except per share amounts)*		2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25
Number of common shares outstanding	D	1,448	1,448	1,448	1,449	1,452	1,453	1,454	1,457	1,459
Tangible book value per share	A/D	$7.33	$7.12	$7.79	$7.77	$7.89	$8.65	$8.33	$8.80	$9.13
Adjusted tangible book value per share	B/D	$9.40	$9.63	$9.64	$9.76	$9.90	$10.10	$10.31	$10.47	$10.67

Non-GAAP Reconciliation
Adjusted Noninterest Income

($ in millions)	2Q24	3Q24	4Q24	1Q25	2Q25
Total Noninterest Income (GAAP)	$491	$523	$559	$494	$471
Net (Loss) on sale of securities	-	-	(21)	-	(58)
CRTs	(9)	(8)	-	(3)	(5)
Adjusted Noninterest Income (Non-GAAP)	$500	$531	$580	$497	$534

Non-GAAP Reconciliation
Operating Leverage

($ in millions)		12 months Ended December 31, 2023	March 31, 2024	June 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Total revenue (FTE)		$7,402	$7,239	7,203	$7,438	$7,606	$7,744
YoY Growth Rate	A				0.5%	5.1%	7.5%
Less: Net gain / (loss) on securities and sale of Business		50	(8)	(3)	(21)	(21)	(79)
Total Revenue (FTE), excluding net gain / (loss) on securities and business		$7,352	$7,247	$7,206	7,459	7,627	7,823
YoY Growth Rate (Adjusted)	B				1.5%	5.2%	8.6%
Noninterest expense		4,574	4,625	4,692	4,562	4,577	4,657
YoY Growth Rate	C				-0.3%	-1.0%	-0.7%
Less: Notable Items		283	280	286	48	12	9
Noninterest expense, excluding Notable Items	D	4,291	4,345	4,406	4,514	4,565	4,648
YoY Growth Rate (Adjusted)					5.2%	5.1%	5.5%
Operating Leverage	A-C				0.8%	6.1%	8.2%
Operating Leverage (Adjusted)	B-D				-3.7%	0.1%	3.1%

Notes

Slide 5:
(1) Average second quarter to date balances as of 8/31/2025
(2) Source: S&P Global Market Intelligence and filings - Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION
(3) Non-GAAP; excludes effect of CRTs ("Credit Risk Transfers') and loss on sale of securities
(4) Includes customer deposit & loan Fees, MBI, leasing revenue, insurance income, and other
(5) Excludes losses on securities repositioning and gain on sale of RPS
(6) Excludes Notable Items

Slides 6&7:
(1) 2Q25 YTD vs 2Q23 YTD
(2) End of Period Growth December 31, 2023 through June 30, 2025
(3) Primary Banking Relationships, internally defined by criteria based on customer type

Slide 9:
(1) Based on publicly available peer data and internal estimates
(2) Equipment Leasing & Financing Association, 2024, rank amongst bank-owned firms, includes HTF portfolio
(3) Refinitiv, 2024
(4) TCH Payments Authority, 2024
(5) NACHA rankings 2023

Slide 11:
(1) Subject to approval and successful closing on Legal Day 1

Slide 14:
(1) Sources: Population growth from Census Bureau; Job growth from BLS via FRED
(2) Source: CNBC
(3) Among states with corporate and/or gross receipts tax; source: Taxfoundation.org
(4) Source: US News

Slide 15:
(1) AOCI adjustment aligned to the GSIB reporting requirement - inclusive of AOCI adjusted for cash flow hedges on loan portfolio